                                Exhibit 99
                                ----------

                         NOTES TO FINANCIAL STATEMENTS

NOTE 2 - DISPOSITION OF MULTIFAMILY AND INDUSTRIAL PROPERTIES SUBSEQUENT TO YEAR END

     In November 1993, Realty entered into a Purchase and Sale Agreement to sell its multifamily and industrial operations to Pacific Gulf Properties Inc. ("Pacific"), in conjunction with Pacific's proposed public offering of common stock and debentures. The transaction was structured into two parts: (1) Realty would sell all of its apartments and industrial properties to Pacific with the exception of Realty's interest in the Baldwin Industrial Park joint venture; and (2) Pacific would enter into a binding agreement to buy Realty's interest in Baldwin Industrial Park.

     On February 18, 1994, Realty completed the first part of this transaction by selling to Pacific ten multifamily properties, containing 2,654 apartment units, located in Southern California, the Pacific Northwest, and Texas and three industrial properties, containing an aggregate of 185,000 leasable square feet of industrial space, located in the State of Washington (the "Transferred Properties"). Realty's corporate headquarters building and related assets were also acquired by Pacific. The sale of the Transferred Properties followed the public offerings of common stock and convertible subordinated debentures by Pacific.

     Pursuant to the Purchase and Sale Agreement, Pacific agreed to buy Realty's interest in Baldwin Industrial Park subject to satisfaction of certain conditions, for a minimum price of $8.9 million payable in additional shares of Pacific common stock, with the final price dependent upon completion of negotiations with the other owners of Baldwin Industrial Park and an appraisal process. Management believes the sale of Realty's interest in Baldwin Industrial Park will be completed in the second half of 1994. Pacific is required to issue to Realty non-refundable letters of credit totaling $2.5 million by March 31, 1994 to secure its obligation to acquire Realty's interest in Baldwin Industrial Park and pay for the corporate headquarters building and other assets related to the Transferred Properties.

     In consideration of the sale of the Transferred Properties, Realty received approximately $44.4 million in cash and 149,900 shares of the common stock of Pacific. In addition, Realty was relieved of approximately $44.3 million of mortgage debt on the Transferred Properties. Realty will also receive, at the time the acquisition of Baldwin Industrial Park is completed, up to $1.2 million in additional common stock of Pacific as consideration for its corporate headquarters and other net assets related to the Transferred Properties.

NOTE 2 - DISPOSITION OF MULTIFAMILY AND INDUSTRIAL OPERATIONS SUBSEQUENT TO YEAR END (CONTINUED)

     The two parts of the above transaction will result in a loss of $10,974,000. This loss has been reflected in the Realty and Realty and Operating Company combined statements of operations for the year ended
December 31, 1993. If the Baldwin Industrial Park portion of the transaction described above does not occur, an additional loss will be recognized by Realty in 1994. The loss could approximate $5,900,000, depending upon whether the $2.5 million in letters of credit are drawn.

     Realty and Pacific have also entered into a one-year management agreement whereby Pacific has agreed to provide management services to Realty. Finally, with respect to the common stock of Pacific owned by Realty, Pacific has entered into a registration rights agreement with Realty which, under certain circumstances, allows Realty to require the registration of the Pacific stock it owns.

     The following unaudited pro forma condensed balance sheets of Realty and Realty and Operating Company combined are presented as if both parts of the transaction had occurred on December 31, 1993. The unaudited pro forma condensed balance sheets are not necessarily indicative of what the actual financial position of Realty or Realty and Operating Company combined would have been at December 31, 1993 nor do they purport to represent the future financial position of Realty or Realty and Operating Company combined.


                                                                   December 31, 1993
                                                    -------------------------------------------------
                                                        Realty                            Realty
                                                      Historical                         Pro Forma
                                                      Cost Basis      Adjustments (a)   (Unaudited)
                                                    --------------   ----------------  --------------

Real estate assets
 Santa Anita Racetrack, net                          $  6,997,000    $            -     $  6,997,000
 Commercial properties, net                           221,876,000      (107,593,000)     114,283,000
 Investments in unconsolidated joint
   ventures                                             3,616,000                 -        3,616,000
 Real estate loans and advances
   receivable                                          22,084,000                 -       22,084,000
                                                     ------------     -------------     ------------
                                                      254,573,000      (107,593,000)     146,980,000
                                                     ------------     -------------     ------------

Cash                                                    7,633,000          (703,000)       6,930,000
Other assets                                            9,479,000        (1,387,000)       8,092,000
Investment in Pacific Gulf Properties Inc. (b)                  -        12,802,000       12,802,000
                                                     ------------     -------------     ------------
                                                     $271,685,000     $ (96,881,000)    $174,804,000
                                                     ============     =============     ============

Real estate loans payable                            $106,731,000     $ (53,769,000)    $ 52,962,000
Other loans payable                                    77,913,000       (44,425,000)      33,488,000
Other liabilities                                      22,812,000        (1,719,000)      21,093,000
                                                     ------------     -------------     ------------
                                                      207,456,000       (99,913,000)     107,543,000
                                                     ------------     -------------     ------------

Minority interest in consolidated
 joint ventures                                        (4,590,000)        3,032,000       (1,558,000)

Shareholders' equity                                   68,819,000                 -       68,819,000
                                                     ------------     -------------     ------------
                                                     $271,685,000     $ (96,881,000)    $174,804,000
                                                     ============     =============     ============

The accompanying notes are an integral part of this pro forma balance sheet.

NOTE 2 - DISPOSITION OF MULTIFAMILY AND INDUSTRIAL OPERATIONS SUBSEQUENT TO YEAR END (CONTINUED)


                                                                    December 31, 1993
                                                    -------------------------------------------------
                                                       Combined                             Combined
                                                      Historical                           Pro Forma
                                                      Cost Basis      Adjustments (a)     (Unaudited)
                                                    --------------   ----------------   --------------
Real estate assets
 Santa Anita Racetrack, net                          $  6,997,000    $            -     $  6,997,000
 Commercial properties, net                           216,832,000      (107,593,000)     109,239,000
 Investments in unconsolidated joint
   ventures                                             3,616,000                 -        3,616,000
 Real estate loans and advances
   receivable                                          22,084,000                 -       22,084,000
                                                     ------------     -------------     ------------
                                                      249,529,000      (107,593,000)     141,936,000
                                                     ------------     -------------     ------------
Cash and short-term investments                        22,021,000          (703,000)      21,318,000
Other assets                                           36,716,000        (1,387,000)      35,329,000
Investment in Pacific Gulf Properties Inc. (b)                  -        12,802,000       12,802,000
                                                     ------------     -------------     ------------
                                                     $308,266,000     $ (96,881,000)    $211,385,000
                                                     ============     =============     ============
Real estate loans payable                            $106,731,000     $ (53,769,000)    $ 52,962,000
Other loans payable                                    81,167,000       (44,425,000)      36,742,000
Other liabilities                                      49,436,000        (1,719,000)      47,717,000
                                                     ------------     -------------     ------------
                                                      237,334,000       (99,913,000)     137,421,000
                                                     ------------     -------------     ------------
Minority interest in consolidated
 joint ventures                                        (4,590,000)        3,032,000       (1,558,000)
Shareholders' equity                                   75,522,000                 -       75,522,000
                                                     ------------     -------------     ------------
                                                     $308,266,000     $ (96,881,000)    $211,385,000
                                                     ============     =============     ============

Notes:
- ------

(a) Reflects the disposition of the assets and liabilities of the Multifamily and Industrial Operations as if both parts of the transaction had occurred on December 31, 1993. The amounts reflected represent the assets and liabilities directly identifiable with the Multifamily and Industrial Operations transferred by Realty to Pacific.

(b) As a result of the February 18, 1994 sale to Pacific, Realty will have an investment in the common shares of Pacific totaling $2,738,000. Upon completion of Realty's disposition of Baldwin Industrial Park, assuming a price per share equal to $18.25 (the initial public offering price of Pacific's common shares) and the minimum price for Realty's interest in Baldwin Industrial Park and the corporate headquarters building and certain other assets related to the Transferred Properties, Realty will receive additional Pacific stock totaling approximately $10,064,000.

NOTE 2 - DISPOSITION OF MULTIFAMILY AND INDUSTRIAL OPERATIONS SUBSEQUENT TO YEAR END (CONTINUED)

  The following unaudited pro forma statements of operation of Realty and Realty and Operating Company combined are presented as if both parts of the transaction had occurred on January 1, 1993. The unaudited pro forma statements of operation are not necessarily indicative of what the actual results of operations would have been if the transaction had been consummated on January 1, 1993 nor do they purport to represent the results of operations of Realty or Realty and Operating Company combined for any future period.

                                                     For the Year Ended December 31, 1993
                                                -----------------------------------------------
                                                   Realty                            Realty
                                                 Historical                         Pro Forma
                                                 Cost Basis     Adjustments (1)    (Unaudited)
                                                -------------   ---------------   -------------
Revenues
 Rental property                                 $38,953,000      $(20,007,000)    $18,946,000
 Rental income from Operating Company             11,634,000                 -      11,634,000
 Interest and other (2)                            4,991,000           695,000       5,686,000
                                                 -----------      ------------     -----------
                                                  55,578,000       (19,312,000)     36,266,000
                                                 -----------      ------------     -----------

Costs and expenses
 Rental property operating expenses               16,522,000        (8,562,000)      7,960,000
 Depreciation and amortization                     8,795,000        (3,264,000)      5,531,000
 General and administrative                        4,244,000        (1,538,000)      2,706,000
 Interest and other (3)                           12,477,000        (7,005,000)      5,472,000
 Losses from unconsolidated joint ventures         1,993,000                 -       1,993,000
 Minority interest in earnings of
   consolidated joint ventures (4)                   477,000           289,000         766,000
 Loss on disposition of multifamily and
   industrial operations                          10,974,000                 -      10,974,000
                                                 -----------      ------------     -----------
                                                  55,482,000       (20,080,000)     35,402,000
                                                 -----------      ------------     -----------

Income before income tax benefit                      96,000           768,000         864,000
Income tax benefit                                (2,523,000)                -      (2,523,000)
                                                 -----------      ------------     -----------

Net income                                       $ 2,619,000      $    768,000     $ 3,387,000
                                                 ===========      ============     ===========

The accompanying notes are an integral part of this pro forma statement of operations.

NOTE 2 - DISPOSITION OF MULTIFAMILY AND INDUSTRIAL OPERATIONS SUBSEQUENT TO YEAR END (CONTINUED)

                                                     For the Year Ended December 31, 1993
                                                -----------------------------------------------
                                                  Combined                          Combined
                                                 Historical                         Pro Forma
                                                 Cost Basis     Adjustments (1)    (Unaudited)
                                                -------------   ---------------   -------------
Revenues
 Horse racing                                   $ 49,081,000      $          -     $49,081,000
 Rental property                                  41,354,000       (20,007,000)     21,347,000
 Food and beverage                                11,695,000                 -      11,695,000
 Interest and other (2)                            5,405,000           695,000       6,100,000
                                                ------------      ------------     -----------
                                                 107,535,000       (19,312,000)     88,223,000
                                                ------------      ------------     -----------

Costs and expenses
 Direct horse racing operating costs              40,981,000                 -      40,981,000
 Rental property operating expenses               16,522,000        (8,562,000)      7,960,000
 Food and beverage cost of sales                   3,411,000                 -       3,411,000
 Depreciation and amortization                    11,392,000        (3,264,000)      8,128,000
 General and administrative                       10,937,000        (1,538,000)      9,399,000
 Interest and other (3)                           12,970,000        (7,005,000)      5,965,000
 Losses from unconsolidated joint ventures         1,993,000                 -       1,993,000
 Minority interest in earnings of
   consolidated joint ventures (4)                   477,000           289,000         766,000
 Loss on disposition of multifamily and
   industrial operations                          10,974,000                 -      10,974,000
                                                ------------      ------------     -----------
                                                 109,657,000       (20,080,000)     89,577,000
                                                ------------      ------------     -----------

Income (loss) before income tax benefit           (2,122,000)          768,000      (1,354,000)

Income tax benefit                                (2,523,000)                -      (2,523,000)
                                                ------------      ------------     -----------

Net income                                      $    401,000      $    768,000     $ 1,169,000
                                                ============      ============     ===========

Notes:
- ------

(1) Reflects the operations for the year ended December 31, 1993 of the Multifamily and Industrial Operations directly identifiable with, and allocations of other costs and expenses related to, the Multifamily and Industrial Operations being transferred by Realty to Pacific.

(2) Estimated annual distributions to be received on Realty's investment in Pacific ($1.56 per common share) less the amount of such distributions estimated to represent the return of capital ($.56 per common share).

(3) Elimination of interest expense on real estate and other loans payable repaid or assumed by Pacific.

(4) Elimination of the minority interest in earnings of joint ventures resulting from Realty's acquisition of the Partnership interests and subsequent transfer to Pacific.